Bank borrowings	12 Months Ended
Mar. 31, 2015
Bank borrowings
Bank borrowings
Bank borrowings

20.  Bank borrowings

Bank borrowings are analyzed as follows:

	As of March 31
	2014	2015
	(in millions of RMB)
US$8.0 billion syndicated loan denominated in US$ (i)	30,761	—
Long-term other borrowings (ii)	723	1,609
Short-term other borrowings (iii)	1,100	1,990
Less: unamortized upfront fees	(773)	—

	31,811	3,599
Less: current portion	(1,100)	(1,990)

Borrowings, non-current portion	30,711	1,609

(i)

During the year ended March 31, 2014, the Company completed the drawdown of US$4.0 billion denominated in U.S. dollars under an US$8.0 billion facility agreement entered into with certain banks which is repayable over a three-year period. Such amount is initially borrowed at a floating interest rate of LIBOR plus 2.25% per annum which was amended to be LIBOR plus 1.75% per annum starting from February 2014. During the same period, the Company completed another drawdown of US$1.0 billion denominated in U.S. dollars under the same facility agreement. The amounts are repayable over a five year period. Such amount is initially borrowed at floating interest rates of LIBOR plus 2.75% per annum which was amended to be LIBOR plus 2.25% per annum starting from February 2014. Such loans were collateralized by certain equity interests in the Company's major subsidiaries and the Company maintained a debt service reserve account collateralized in favor of the lenders in connection with these facilities (Note 11). In April 2014, the unused facility amount of US$3.0 billion was drawn down. In November 2014, the Company repaid the entire US$8.0 billion syndicated loan with the proceeds from the issuance of unsecured senior notes (Note 21). The related unamortized upfront fees of RMB830 million of such syndicated loan were charged to interest expenses on the consolidated income statements upon the repayment of the syndicated loan.

(ii)

The weighted average interest rate for all long-term other borrowings for the years ended March 31, 2013, 2014 and 2015 was approximately 6.3%, 6.7% and 5.9%, respectively. Other loans are collateralized by a pledge of certain land use rights and construction in progress of RMB1,090 million and RMB2,216 million in the PRC as of March 31, 2014 and 2015, respectively.

(iii)

As of March 31, 2014 and 2015, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged at interest rates ranging from 5.0% to 6.0% and 2.0% to 11.6% per annum, respectively. Such borrowings primarily consist of loans denominated in Renminbi and U.S. dollars.

In August 2014, the Company entered into a loan facility agreement with certain financial institutions for an amount of US$3.0 billion which has not yet been drawn down. The interest rate for this credit facility is calculated based on LIBOR plus an applicable margin. The covenants of this credit facility are substantially the same as those of the US$8.0 billion credit facility described in (i) above, except that the Company is not required to maintain a minimum level of cash in a debt service reserve account. This facility will primarily be used for general corporate and working capital purposes.

As of March 31, 2015, the borrowings will be due according to the following schedule:

Principal amounts
(in millions of RMB)
Within 1 year	1,990
Between 1 to 2 years	286
Between 2 to 3 years	637
Between 3 to 4 years	471
Between 4 to 5 years	215

3,599